THE MARSICO INVESTMENT FUND

Marsico Flexible Capital Fund

Supplement dated May 14, 2010
(to the Prospectus and Statement of Additional Information dated February 1, 2010)

Marsico Capital Management, LLC ("MCM"), investment adviser to the Marsico Funds, proposed certain changes to the investment strategies of the Marsico Flexible Capital Fund (the "Fund") which were approved by the Board of Trustees at its meeting on May 12, 2010.  The changes, which will take effect on June 15, 2010, will increase from 25% to 40% the percentage of the Fund's total assets that may be invested in fixed or variable income securities generally, and, within that overall limit on income securities, will increase from 10% to 25% the percentage of the Fund's total assets that may be invested in high-yield securities.

Accordingly, this Supplement updates the above-dated Prospectus and Statement of Additional Information of the Marsico Investment Fund (the "Trust").

On page 23 of the Prospectus, in the third paragraph under the section captioned "Fund Summaries—Marsico Flexible Capital Fund—Principal Investment Strategies", the second sentence is hereby revised to read as follows:

"In evaluating investment opportunities,  the investment adviser may consider whether a particular security or other investment potentially offers current income, and may invest up to 40% of the Fund's total assets in various types of fixed income and variable income securities, including up to 25% in securities rated below investment grade (commonly called "high yield securities" or  "junk bonds").  In selecting fixed income and variable income securities, the adviser will also focus on the potential for growth of capital."

On page 34 of the Prospectus, in the third paragraph under the section captioned "More Information About the Funds—Additional Information About the Investment Objectives, Strategies and Risks", the first and second sentences of the third bullet point are hereby revised to read as follows:

"Under normal market conditions, each Fund may invest up to 10% (40% with regard to the Flexible Capital Fund) of its total assets in various types of fixed income securities and variable income securities.  Investments in certain categories of income securities will be further limited as follows:  (i) high-yield securities (also known as "junk bonds"), which may be subject to potentially higher risks of default and greater volatility than other debt securities, will not exceed 5% (25% with regard to the Flexible Capital Fund) of a Fund's total assets, and (ii) mortgage and asset-backed securities will not exceed 5% (10% with regard to the Flexible Capital Fund) of a Fund's total assets."

On page 45 of the Prospectus, in the first paragraph under the section captioned "More Information About the Funds—The Principal Risks of Investing in the Funds—Risks of Fixed Income and Variable Income Investing (Each Fund)", the first sentence is hereby revised to read as follows:

"Each of the Funds may invest up to 10% (40% with regard to the Flexible Capital Fund) of its total assets in various types of fixed income securities and variable income securities."

On page 7 of the Statement of Additional Information, in the first paragraph under the section captioned "Types of Securities and Investment Techniques—Fixed or Variable Income Securities and Other Debt Securities", the first sentence is hereby revised to read as follows:

"Each Fund may invest up to 10% (40% with regard to the Flexible Capital Fund) of its total assets in various types of fixed income securities and variable income securities."

On page 14 of the Statement of Additional Information, in the first paragraph under the section captioned "Types of Securities and Investment Techniques—High-Yield/High-Risk Securities", the first two sentences are hereby revised to read as follows:

"Each Fund may invest up to 5% (25% with regard to the Flexible Capital Fund) of its total assets in debt securities that are rated below investment grade under rating designations that may change from time to time. (For split-rated securities, the Funds will generally consider the lowest rating received in computing the respective 5% or 25% test)."

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE